Accrued Expenses - Summary of Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Accounts Payable and Accrued Liabilities, Current [Abstract]
Accrued charitable contributions	$ 6,057	$ 3,364	$ 1,026
Accrued compensation	1,498	875	360
Sales tax payable	1,422	991	332
Other	859	94	172
Total	$ 9,836	$ 5,324	$ 1,890